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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) September 25, 2003

                             TELENETICS CORPORATION
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             (Exact name of registrant as specified in its charter)

         CALIFORNIA                  0-16580                     33-0061894
         ----------                  -------                     ----------
(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            File Number)              Identification No.)

             25111 ARCTIC OCEAN DRIVE, LAKE FOREST, CALIFORNIA 92630
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code        (949) 455-4000

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.

On September 25, 2003, Telenetics ("the Company") entered into a Technology Transfer, License and Distribution Agreement with Global Data, Inc. to manufacture and market devices used primarily in automatic meter reading applications (AMR) and remote data applications (the "Products").

Under the terms of the agreement, the Company obtained from Global Data, Inc. a twenty-year exclusive, worldwide, sublicenseable right to use, produce, distribute, and create derivative works of the Products and to sublicense the product technology and materials, in the manufacture, marketing, distribution and sale of the Products and any future products that may be developed by Telenetics. In exchange for the license agreement, the Company has agreed among other things, to make royalty payments to Global Data, Inc., for five years beginning on September 25, 2003, equal to 5% of the net revenues generated from sales of the licensed products. The Company acquired production equipment, assembly and test equipment which is currently required for engineering support, manufacturing, applying and fabricating, testing and shipping the licensed products for an aggregate purchase price of $30,000 and will purchase certain inventory from Global Data, Inc. in amounts and at times to be determined.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION. Not applicable.

         (c)      EXHIBITS.

                  Exhibit
                    No.           Description
                    ---           -----------

                   10.1 Technology Transfer, License and Distribution Agreement dated September 25, 2003 between Telenetics Corporation and Global Data Inc.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 25, 2003               TELENETICS CORPORATION

                                     By: /s/ DAVID L. STONE
                                         ---------------------------------------
                                         David L. Stone, President and Chief
                                         Financial Officer


EXHIBITS FILED WITH THIS REPORT ON FORM 8-K

         Exhibit
            No.            Description
            ---            -----------

            10.1 Technology Transfer, License and Distribution Agreement dated September 25, 2003 between Telenetics Corporation and Global Data, Inc.